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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                       _____________________________


                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


          Date of Report                          April 25, 1994
(Date of earliest event reported)


                             CORDIS CORPORATION
     (Exact name of registrant as specified in its charter)

                                  FLORIDA
          (State or other jurisdiction of incorporation)


          0-3274                                  59-0870525
  (Commission File Number)                       (IRS Employer
                                             Identification Number)


14201 N. W. 60th Avenue, Miami Lakes, Florida            33014
(Address of principal executive offices)                 (Zip Code)


                               (305) 824-2000
       (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets

On April 25, 1994, Cordis Corporation, a Florida corporation ("Cordis"), acquired Webster Laboratories, Inc., a privately held California corporation ("Webster"), through the merger (the "Merger") of Webster with Cordis Acquisition, Inc., a California corporation ("Merger Sub") and wholly owned subsidiary of Cordis.
As a result of the Merger, Webster became a wholly owned subsidiary of Cordis. The Merger was effected pursuant to an Agreement and Plan of Reorganization among Cordis, Webster, Merger Sub and certain Webster shareholders dated January 20, 1994 and amended by Amendments Nos. 1 and 2 to Agreement and Plan of Reorganization dated as of March 15, 1994 and as of April 1, 1994, respectively (the "Reorganization Agreement") and related Agreement and Plan of Merger between Merger Sub and Webster filed with the California Secretary of State on April 25, 1994 (the "Merger Agreement").

Webster designs, manufactures and sells electrophysiology catheters. Renamed Cordis Webster, Inc., the subsidiary will operate under Webster's existing management and personnel and will occupy
Webster's existing facilities in California.

Pursuant to the Reorganization Agreement and the Merger Agreement, all shares of Webster Common Stock, no par value, outstanding immediately prior to the Merger were automatically converted into the right to receive approximately 1,668,982 shares of Cordis' Common Stock, at an exchange ratio of .281039 of a share of Cordis' Common Stock, $1.00 par value, for each share of Webster Common Stock (the "Exchange Ratio"). Cordis did not issue fractional shares, but paid cash of $276 in lieu thereof. Upon consummation of the Merger, former Webster shareholders owned approximately 10.4% of the outstanding Common Stock of Cordis.

On the effective date of the Merger, Cordis also assumed outstanding Webster options for the purchase of an additional 192,401 shares of Cordis Common Stock. The per share exercise price of such options was adjusted proportionally.

At the Effective Time of the Merger, 10% of the shares of Cordis Common Stock issuable to the holders of Webster Common Stock were deposited by Cordis with Chemical Bank pursuant to the Escrow Agreement dated as of April 25, 1994 among Cordis, Merger Sub, Webster, Chemical Bank (as Escrow Agent) and David W. Chonette (as the representative of the Webster Shareholders).

Pursuant to the Reorganization Agreement, each person who was an affiliate of either Cordis or Webster, within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), have agreed to not dispose of any shares of Common Stock of Cordis prior to the time that financial results of at least 30 days of post-Merger combined operations of Cordis and Webster have been made publicly available, and to not sell or otherwise dispose of shares of Common Stock of Cordis held by them (whether received in the Merger or previously held) except in compliance with applicable provisions of the Securities Act and the rules and regulations thereunder.
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Pursuant to the Reorganization Agreement, the following members of the Webster management team entered into agreements with Cordis for employment in the capacities indicated, effective upon consummation of the Merger: Dr. Tony R. Brown, Vice President of Cordis and President and Chief Executive Officer of Cordis Webster and Wilton
W. Webster, Jr., Vice President and Senior Scientific Advisor of Cordis and Vice President Research and Development and Chief Engineer of Cordis Webster.

The shares of the Common Stock of Cordis issued in the Merger were registered on a Registration Statement on Form S-4 (Reg. No. 33-52399) (the "S-4"). The transaction is structured as a tax-free reorganization of Webster and will be accounted for as a pooling of interests. The foregoing description of the Merger is qualified in its entirety by the information contained in the Agreement and the related Reorganization Agreement and Merger Agreement filed as exhibits hereto and incorporated by reference herein and the S-4.

Item 7.  Financial Statements and Exhibits

Certain of the financial statements and exhibits listed below are incorporated by reference to financial statements and exhibits to previously filed registration statements or reports of the Company as indicated in the "Incorporated by Reference to" column.

(a) Financial statements of business acquired

     Incorporated by
     Reference to
     Registration
     No. or Report                        Description

     Amendment No. 1 to       Financial Statements of Webster
     Form S-4 No.33-52399     Laboratories, Inc.
     dated April 4, 1994
                              Report of Independent Certified
                              Accountants

                              Balance Sheets at November 30, 1993
                              and 1992

                              Statements of Earnings for the three
                              years ended November 30, 1993

                              Statements of Stockholders' Equity
                              for the three years ended November
                              30, 1993

                              Statements of Cash Flows for the
                              three years ended November 30, 1993

                              Notes to Financial Statements
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(b) Pro forma financial information

     Incorporated by
     Reference to
     Registration
     No. or Report                         Description

     Amendment No. 1 to       Pro Forma Condensed Combined
     Form S-4 No.33-52399     Financial Statements as of December
     dated April 4, 1994      31, 1993 and for the Six Months Ended
                              December 31, 1993 and 1992 and for
                              the years Ended June 30, 1993, 1992
                              and 1991

(c) Exhibits

              Incorporated
             by Reference to
Ex-                        Ex-
hibit     Registration     hibit
No.       No.or Report     No.                Description

2(a)      Amendment No.1   2(a)    Agreement and Plan of
          to Form S-4              Reorganization By and Among
          No.33-52399              Cordis Corporation (Cordis),
          dated April 4,           Cordis Acquisition, Inc.
          1994                     (Acquisition), Webster
                                   Laboratories, Inc. (Webster)
                                   and Certain Shareholders of
                                   Webster Laboratories, Inc.
                                   Dated as of January 20, 1994.

2(b)      Amendment No.1   2(b)    Amendment No. 1 to Agreement and
          to Form S-4              Plan of Reorganization By and
          No. 33-52399             Among Cordis, Acquisition,
          dated April 4,           Webster and Certain Shareholders
          1994                     of Webster dated as of March 15,
                                   1994.

2(c)      Amendment No.1   2(c)    Amendment No. 2 to Agreement and
          to Form S-4              Plan of Reorganization By and
          No. 33-52399             Among Cordis, Acquisition,
          dated April 4,           Webster and Certain Shareholders
          1994                     of Webster dated as of April 1,
                                   1994.

2(d)                               Agreement and Plan of
                                   Merger between Acquisition
                                   and Webster

20(a)     Form 8-K dated           News Release dated January 21,
          January 20, 1994         1994.
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20(b)          --                  News Release dated April 25,
                                   1994.

23                                 Consent of Deloitte & Touche,
                                   Independent Auditors





                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CORDIS CORPORATION


Date:     May 6, 1994          By:     Alfred J. Novak
                                       Alfred J. Novak
                                    Vice President, Treasurer
                                    and Chief Financial Officer
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